EXHIBIT A-2

                           FORM OF CLASS M CERTIFICATE

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         THIS CERTIFICATE IS SUBORDINATE TO THE CLASS A CERTIFICATES [[,/AND] CLASS M-1 CERTIFICATES [,/AND] CLASS M-2 CERTIFICATES[,/AND] CLASS M-3 CERTIFICATES [,/AND] CLASS M-4 CERTIFICATES [,/AND] CLASS M-5
         CERTIFICATES] [,/AND] CLASS M-6 CERTIFICATES] [,/AND] CLASS M-7 CERTIFICATES] [,/AND] CLASS M-8 CERTIFICATES] TO THE EXTENT DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

         ANY TRANSFEREE OF THIS CERTIFICATE SHALL BE DEEMED TO MAKE THE REPRESENTATIONS SET FORTH IN SECTION 6.02(C) OF THE AGREEMENT REFERRED TO HEREIN.

         THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE DECREASED BY THE PRINCIPAL PAYMENTS HEREON AND REALIZED LOSSES ALLOCABLE HERETO AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY
         ASCERTAIN ITS CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE SECURITIES ADMINISTRATOR NAMED HEREIN.

Series 2005-RM1, Class               Aggregate Certificate Principal Balance of
M-[1][2][3][4][5][6][7][8][9]        the Class M-[1][2][3][4][5][6][7][8][9]
                                     Certificates as of the Issue Date:
                                     $______________

Pass-Through Rate: Variable          Denomination: $______________

Date of Pooling and Servicing        Master Servicer: Wells Fargo Bank, N.A.
Agreement and Cut-off Date:
February 1, 2005

First Distribution Date:             Trustee: HSBC Bank USA, National
March 25, 2005                       Association

No.___                               Issue Date: February 28, 2005

                                     CUSIP:_________________


                                     A-2-2

          ACE SECURITIES CORP. HOME EQUITY LOAN TRUST, SERIES 2005-RM1
                      ASSET BACKED PASS-THROUGH CERTIFICATE

evidencing a beneficial ownership interest in a Trust Fund (the "Trust Fund") consisting primarily of a pool of conventional one- to four-family, fixed and adjustable-rate first and second lien mortgage loans (the "Mortgage Loans") formed and sold by

                              ACE SECURITIES CORP.

         THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN ACE SECURITIES CORP., THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR, THE SERVICER, THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

       This certifies that _____________________ is the registered owner of a Percentage Interest (obtained by dividing the denomination of this Certificate by the aggregate Certificate Principal Balance of the Class M-[1][2][3][4][5][6][7][8][9] Certificates as of the Issue Date) in that certain beneficial ownership interest evidenced by all the Class M-[1][2][3][4][5][6][7][8][9] Certificates in REMIC II created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among ACE Securities Corp., as depositor (hereinafter called the "Depositor", which term includes any successor entity under the Agreement), Wells Fargo Bank, N.A. as master servicer (the "Master Servicer") and securities administrator (the "Securities Administrator"), Saxon Mortgage Services, Inc., as a servicer (the "Servicer") and HSBC Bank USA, National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

       Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following such 25th day (a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered on the Business Day immediately preceding such Distribution Date (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class M-[1][2][3][4][5][6][7][8][9] Certificates on such Distribution Date pursuant to the Agreement.

       All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by the Securities Administrator by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Securities Administrator in writing at least five Business Days prior to the Record Date


                                     A-2-3
immediately prior to such Distribution Date and is the registered owner of Class M-[1][2][3][4][5][6][7][8][9] Certificates the aggregate initial Certificate Principal Balance of which is in excess of the lesser of (i) $5,000,000 or (ii) two-thirds of the aggregate initial Certificate Principal Balance of the Class M-[1][2][3][4][5][6][7][8][9] Certificates, or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Securities Administrator of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Securities Administrator for that purpose as provided in the Agreement.

       The Pass-Through Rate applicable to the calculation of interest payable with respect to this Certificate on any Distribution Date shall equal a rate per annum equal to the lesser of (i) One-Month LIBOR plus [____]% , in the case of each Distribution Date through and including the Distribution Date on which the aggregate principal balance of the Mortgage Loans (and properties acquired in respect thereof) remaining in the Trust Fund is reduced to less than or equal to 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date, or One-Month LIBOR plus [____]%, in the case of any Distribution Date thereafter and (ii) the applicable Net WAC Pass-Through Rate for such Distribution Date.

       This Certificate is one of a duly authorized issue of Certificates designated as Asset Backed Pass-Through Certificate of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the denomination specified on the face hereof divided by the aggregate Certificate Principal Balance of the Class of Certificates specified on the face hereof.

       The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans and payments received pursuant to the Cap Contracts, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.

       The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Trustee, the Securities Administrator, the Servicer and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Trustee, the Securities Administrator and the Servicer with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.


                                     A-2-4

       As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Securities Administrator as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Securities Administrator duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

       The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

       Any  transferee  of  this  Certificate   shall  be  deemed  to  make  the
representations set forth in Section 6.02(c) of the Agreement.

       No service charge will be made for any such registration of transfer or exchange of Certificates, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

       The Depositor, the Master Servicer, the Trustee, the Securities Administrator, the Servicer and any agent of the Depositor, the Master Servicer, the Trustee, the Securities Administrator or the Servicer may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Trustee, the Securities Administrator, the Servicer nor any such agent shall be affected by notice to the contrary.

       The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by the Securities Administrator and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in REMIC I and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from REMIC I of all the Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from REMIC I all the Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Loans at the time of purchase being less than or equal to 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.


                                     A-2-5

       The recitals contained herein shall be taken as statements of the Depositor and neither the Trustee nor the Securities Administrator assume any responsibility for their correctness.

       Unless the certificate of authentication hereon has been executed by the Securities Administrator by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.


                                     A-2-6

       IN  WITNESS  WHEREOF,  the  Securities   Administrator  has  caused  this
Certificate to be duly executed.

Dated:

                                     WELLS FARGO BANK, N.A.
                                     as Securities Administrator

                                     By:_______________________________________
                                                   Authorized Officer


                          CERTIFICATE OF AUTHENTICATION

       This is one of the Class M-[1][2][3][4][5][6][7][8][9] Certificates referred to in the within-mentioned Agreement.

                                     WELLS FARGO BANK, N.A.
                                     as Securities Administrator

                                     By:_______________________________________
                                                  Authorized Signatory

                                  ABBREVIATIONS

                  The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -  as tenants in common         UNIF GIFT MIN ACT -      CUSTODIAN
                                                            -------------------
                                                               (Cust) (Minor)
                                                             under Uniform Gifts
                                                                to Minors Act
TEN ENT -  as tenants by the entireties                       ________________
                                                                   (State)

JT TEN  -  as joint tenants with right
           if survivorship and not as
           tenants in common

       Additional abbreviations may also be used though not in the above list.

                                   ASSIGNMENT

       FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
 (Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)

a Percentage Interest equal to _____% evidenced by the within Asset Backed Pass-Through Certificate and hereby authorize(s) the registration of transfer of such interest to assignee on the Certificate Register of the Trust Fund.

       I (we) further direct the Securities Administrator to issue a new Certificate of a like Percentage Interest and Class to the above named assignee and deliver such Certificate to the following address: _________________________
_______________________________________________________________________________.


Dated:
                                     -------------------------------------------
                                     Signature by or on behalf of assignor


                                     -------------------------------------------
                                     Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

       The assignee should include the following for purposes of distribution:

       Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________________
for the account of ____________________________________________________________,
account number ____________________, or, if mailed by check, to ________________
_______________________________________________________________________________.
Applicable statements should be mailed to ______________________________________
_______________________________________________________________________________.
_______________________________________________________________________________.
This information is provided by _______________________________________________, the assignee named above, or ____________________________________, as its agent.